UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2024

StoneBridge Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40613	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center

Suite 8500

New York, NY 10007

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 314-3555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one Redeemable Warrant	APACU	The Nasdaq Stock Market LLC
Class A ordinary shares par value $0.0001 per share	APAC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one Class A ordinary share for $11.50 per share	APACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On January 8, 2024, StoneBridge Acquisition Corporation (the “Company”) filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) for an extraordinary general meeting of its shareholders to be held on January 17, 2024, at 11:00 a.m. Eastern Standard Time (the “Extraordinary General Meeting”). The Company subsequently filed Amendment No. 1 to the Proxy Statement (the “Amendment”), which was filed with the Securities and Exchange Commission on January 8, 2024. The Amendment corrects the deadline by which holders of Public Shares (as defined in the Proxy Statement) may elect to redeem their Public Shares (the “Redemption Deadline”) in the Proxy Statement. The Proxy Statement, as filed, incorrectly stated the Redemption Deadline to be January 15, 2024. The correct Redemption Deadline is January 12, 2024.

On January 9, 2024, the Company also issued a press release notifying shareholders of the Extraordinary General Meeting, including the correct Redemption Deadline. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing description of the Amendment is also qualified in its entirety by reference to the full text of the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 99.2 and which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
99.1	Press Release dated January 9, 2024.
99.2	Amendment No. 1 to Schedule 14 A filed on January 8, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StoneBridge Acquisition Corporation

By:	/s/ Bhargav Marepally
Name:	Bhargav Marepally
Title:	Chief Executive Officer

Date: January 9, 2024